Exhibit 10.2
                                ESCROW AGREEMENT

      This Escrow Agreement (the "Agreement"), dated June 22, 2006, is entered into by and among MGCC Investment Strategies, Inc., a Nevada corporation (the "Company"), Sterne Agee & Leach, Inc., a Delaware corporation, as placement agent and representative of the Subscribers (the "Subscriber Representative"), Empower Century Limited, a British Virgin Islands corporation ("Empower"), Choice Inspire Limited, a British Virgin Island corporation ("Choice," and, together with Empower, the "Stockholders"), and Securities Transfer Corporation (hereinafter referred to as "Escrow Agent"). All capitalized terms used but not defined herein shall have the meanings assigned them in the various Subscription Agreements, between Wonder Auto Limited, a BVI corporation ("Wonder") and each Subscriber in the Offering (each a "Subscriber" and collectively, the "Subscribers").

                                   BACKGROUND

      As an inducement to the Subscribers to enter into the Subscription Agreement, the Stockholders agreed that the Stockholders would place the "Escrow Shares" (as hereinafter defined) into escrow for the benefit of the Subscribers in the event the Company failed to satisfy the "Performance Thresholds" (as hereinafter defined). Pursuant to the requirements of the Subscription Agreement, the Company, the Stockholders and the Subscriber Representative have agreed to establish an escrow on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

      1. Appointment of Escrow Agent. The Subscriber Representative on behalf of the Subscribers, the Stockholders and the Company hereby appoint Securities Transfer Corporation as Escrow Agent to act in accordance with the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

      2. Establishment of Escrow. Upon the execution of this Agreement, the Stockholders shall deliver to the Escrow Agent four stock certificates evidencing 1,347,644 shares in the aggregate, to be equitably adjusted for stock splits, stock dividends and similar adjustments (collectively, the "Escrow Shares") of the Company's common capital stock along with stock powers executed in blank. The first two certificates (one from each Stockholder) shall represent 673,822 shares in the aggregate, to be equitably adjusted for stock splits, stock dividends and similar adjustments (the "2006 Escrow Shares") and the second two certificates (one from each Stockholder) shall evidence 673,822 shares in the aggregate, to be equitably adjusted for stock splits, stock dividends and similar adjustments (the "2007 Escrow Shares").

      3. Representations of The Stockholders. The Stockholders hereby represent and warrant to the Subscribers and the Subscriber Representative as follows:

            (i) The Escrow Shares are validly issued, fully paid and nonassessable shares of the Company, and free and clear of all pledges, liens and encumbrances.

            (ii) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Stockholders pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Stockholders, other than such breaches, defaults or liens which would not have a material adverse effect taken as a whole.

      4. Disbursement of Escrow Shares. Wonder covenanted to the Subscribers that Wonder would attain the following financial performance thresholds (the "Performance Thresholds"): $8,140,000 million of Net Income ("NI") for the fiscal year ("FY06") ending December 31, 2006 (the "2006 Threshold") and $12,713,760 of NI for the fiscal year ("FYO7") ending December 31, 2007 (the "2007 Threshold"). The Company will provide the Subscriber Representative with
(a) its audited financial statements, prepared in accordance with US GAAP, on or before March 31, 2007 so as to allow the Subscriber Representative the opportunity to evaluate whether the 2006 Threshold was attained and (b) its audited financial statements, prepared in accordance with U.S. GAAP, on or before  March  31,  2008  so as  to  allow  the  Subscriber  Representative  the opportunity to evaluate whether the 2007 Threshold was attained. If the 2006 Threshold is not achieved, the Company shall cause its special securities counsel, Thelen Reid & Priest LLP, to provide written instruction to the Escrow Agent instructing the Escrow Agent to issue and deliver within ten business days following delivery of the FY06 financial statements to the Subscriber Representative certificates registered in the name of each Subscriber evidencing the Subscriber's pro rata portion of the 2006 Escrow Shares. If the 2007 Threshold is not achieved, the Company shall cause its special securities counsel, Thelen Reid & Priest LLP, to provide written instruction to the Escrow Agent to issue and deliver within ten business days following delivery of the FY07 financial statements to the Subscriber Representative certificates registered in the name of each Subscriber evidencing the Subscriber's pro rata portion of the 2007 Escrow Shares. Each Subscriber's portion of the required number of Escrow Shares shall be equal to such Subscriber's pro rata portion of such required number of Escrow Shares (based upon the respective number of shares of Wonder's capital stock acquired by each Subscriber pursuant to the Subscription Agreement). Notwithstanding anything to the contrary herein, only those Subscribers who remain stockholders of the Company at the time that any Escrow Shares become deliverable hereunder shall be entitled to their pro rata portion of such Escrow Shares. The Subscriber Representative shall thereafter promptly deliver to the Subscribers such certificates. The Escrow Agent need only rely on the letter of instruction from Thelen Reid & Priest LLP in this regard. If the 2006 Threshold or the 2007 Threshold is achieved, the Company shall cause Thelen Reid & Priest LLP to provide written instruction to the Escrow Agent, for the release of the 2006 Escrow Shares or 2007 Escrow Shares, respectively, to the Stockholders.

      5. Duration. This Agreement shall terminate on the distribution of all the Escrow Shares in accordance with Section 4 above.

      6. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Shares, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in Dallas County, Texas, and the Escrow Shares in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to the Escrow Shares.

      7. Exculpation and Indemnification of Escrow Agent.

            (a) Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

            (b) Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of Texas upon fiduciaries.

            (c) Escrow Agent will be indemnified and held harmless, jointly and severally, by the Company and the Stockholders from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this
Section 7 shall survive the termination of this Agreement.

      8. Compensation of Escrow Agent. The Company will pay Escrow Agent $1,500 for all services rendered by Escrow Agent hereunder.

      9. Resignation of Escrow Agent. At any time, upon ten (10) days' written notice to the Company, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company the Escrow Shares held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-day period following the giving of notice of resignation by Escrow Agent, the Company shall have failed to appoint a successor escrow agent, Escrow Agent may interplead the Escrow Shares into the registry of any court having jurisdiction.

      10. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

      11. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

      If to Escrow Agent:     Securities Transfer Corporation
                              2591 Dallas Parkway, Suite 102
                              Frisco, Texas 75034
                              Attention: Kevin Halter

      If to the Company or the Stockholders:  c/o Wonder Auto Limited
                                              No. 56 Lingxi Street
                                              Taihe District
                                              Jinzhou City, Liaoning
                                              People's Republic of China  121013

      If to the Subscriber    Sterne Agee & Leach, Inc.
      Representative:         Corporate Headquarters
                              800 Shades Creek Parkway, Suite 700
                              Birmingham, Alabama 35209


or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

      12. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

      13. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Shares shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only in writing signed by all of the parties hereto.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCEPT THAT THE PORTIONS OF THE TEXAS TRUST CODE,
SECTION 111.001, ET SEQ. OF THE TEXAS PROPERTY CODE, CONCERNING FIDUCIARY DUTIES AND LIABILITIES OF TRUSTEES SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD THE ESCROW AGENT LIABLE ONLY IN THE EVENT OF ITS WILLFUL MISCONDUCT, FRAUD, OR GROSS NEGLIGENCE. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF DALLAS COUNTY, TEXAS, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

      15. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      16. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

      17. Registration Rights. If any Escrow Shares are distributed to the Subscribers hereunder, then the Company shall use commercially reasonable efforts to file a registration statement relating to the resale by the Subscribers of the Escrow Shares so distributed within 30 days following the date that the Company is obligated hereunder to deliver any such Escrow Shares to the Subscribers and the Company shall thereafter use commercially reasonable efforts to cause such registration statement to become effective. The Subscribers shall provide such information to the Company as the Company may reasonably request in order to prepare such registration statement, including, without limitation, delivery to the Company of Selling Stockholder questionnaires. The Company shall cause such registration statement to remain effective until each Subscriber has sold any Escrow Shares received by it thereunder or until each Subscriber is permitted to resell all of the Escrow Shares received hereunder at one time pursuant to Rule 144(k) of the Securities Act of 1933, as amended.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite their respective names.

                                    MGCC INVESTMENT STRATEGIES, INC.

                                    By:    /s/Timothy Halter
                                           ------------------------
                                    Its:   President
                                           ------------------------
                                    Dated: June 22, 2006
                                           ------------------------


                                    EMPOWER CENTURY LIMITED

                                    By:    /s/Qingjie Zhao
                                           ------------------------
                                    Its:   Chairman
                                           ------------------------
                                    Dated: June 22, 2006
                                           ------------------------


                                    CHOICE INSPIRE LIMITED

                                    By:    /s/Qingjie Zhao
                                           ------------------------
                                    Its:   Chairman
                                           ------------------------
                                    Dated: June 22, 2006
                                           ------------------------


                                    SECURITIES TRANSFER CORPORATION

                                    By:    /s/Kevin Halter
                                           ------------------------
                                    Its:   President
                                           ------------------------
                                    Dated: June 20, 2006
                                           ------------------------


                                    STERNE AGEE & LEACH, INC.
                                    As representative of the Subscribers

                                    By:    /s/ W. Barry McRac
                                           ------------------------
                                    Its:   Managing Director
                                           ------------------------
                                    Dated: June 22, 2006
                                           ------------------------

                 [Signature Page to Make Good Escrow Agreement]